                                                                    Exhibit 10.7

                            [SEE LEGENDS ON PAGE 12]

No. W-__            No. of Shares Subject to Warrant: _________


     Void after 5:00 p.m. Philadelphia, Pennsylvania Time on June 24, 2004.


                       WARRANT TO PURCHASE OF COMMON STOCK

                                       OF

                 INNOVATIVE SOLUTIONS AND SUPPORT, INCORPORATED




                  This is to certify that, for value received,


     [See Schedule "A" hereto setting forth the parties to warrants]

("Holder") is entitled to purchase, subject to the provisions of this Warrant, from Innovative Solutions and Support, Incorporated, a Pennsylvania corporation ("Company"), ______ shares of Common Stock, $.001 par value, of the Company ("Common Stock"), at a price per share equal to $2.40 at any time during the period beginning June 24, 1997 and ending 5:00 p.m., Philadelphia, Pennsylvania time, on June 24, 2004. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (a) EXERCISE OF WARRANT. Subject to the provision of Section (h) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after June 24, 1997 and until 5:00 p.m., Philadelphia, Pennsylvania time, on June 24, 2004 or, if either such day is a day on which banking institutions in the Commonwealth of Pennsylvania are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, in lawful money of the United States of America in cash or by official bank or certified check made payable to Innovative Solutions and Support, Incorporated. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at is office, in proper form for exercise and together with payment of the Exercise Price in the manner provided herein, the Holder shall be deemed to be the holder of record of the shares of Common Stock or other securities issuable upon such exercise, provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Common Stock or such other securities shall be closed, the certificates for the shares of other securities in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such shares or other securities and the Holder shall not be deemed to have become a holder of record of such shares or the owner of any such other securities.

     (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

     (c) FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares on the exercise of Warrants. If any fraction of a share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will (1) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or
(2) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the holder is otherwise entitled.

     (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (h), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

     (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

         (1) In the case of Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive such dividend or be subject to such subdivision or contraction, to the price (computed to the nearest cent) determined by dividing (A) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (B) the sum of the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

         (2) If any capital reorganization or reclassification of the capital stock of the Company (other than as set forth in subsection (1) of this Section
(f)), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

         (3) Upon each adjustment of the Exercise Price pursuant to subsection
(1) of this Section (f), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of such Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

         (4) Irrespective of any adjustments of the number or kind of securities issuable upon exercise of warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar Warrants previously issued.

         (5) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's Board of Directors, to make any computation required under this Section (f), and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (f).

         (6) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (f), the Company shall (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board of the President or Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be send to each registered holder of a Warrant.

         (7) The Exercise Price and the number of shares issuable upon exercise of a Warrant shall not be adjusted except in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section
(f).

         (8) The Board of Directors of the Company may, without the prior consent of the Holder, reduce the Exercise Price or increase the number of shares of Common Stock or other securities issuable upon exercise of the Warrant.

     (g) REGISTRATION RIGHTS.

         (1) As used in this Section (g), the following terms shall have the following respective meanings:

             (i)   Act means the Securities Act or any successor federal
                   ---
statute, and the rules and regulations of the Commission issued under the Act, as they each may, from time to time, be in effect.

             (ii)  Commission means the Securities and Exchange Commission, or
                   ----------
any other federal agency at the time administering the Act.

             (iii) Exchange Act means the Securities Exchange Act or any
                   ------------
successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

             (iv)  Holder means any person who holds Registrable Shares
                   ------
including any person to whom the rights granted under this Section (g) are transferred pursuant to subsection 2 of this Section (g) hereof, and Holders means all of them.

             (v)   Registration Statement means a registration statement filed
                    ---------------------
by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

             (vi) Registration Expenses means the expenses described in subsection 5 of this Section (g).

             (vii) Registrable Shares means the shares of Common Stock issued or
                   ------------------
issuable upon conversion of the Company's Preferred Stock and any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or any sale in any manner to a person or entity which, by virtue of subsection 2 of this Section (g) of this Agreement, is not entitled to the rights provided by Section (g). Wherever reference is made in this Section
(g) to a request or consent of Holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issued or issuable upon conversion of the Preferred Stock even if such conversion has not yet been effected.

         (2) The rights to cause the Company to register Registrable Shares pursuant to this Section (g) may be assigned (but only with all related obligations) by a Holder to a transferee of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee is restricted under the Act.

         (3) (i) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Holder or Holders given within 20 days after the Company provides such notice, the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Holder or Holders to register to be registered under the Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection 3 of this Section (g) without obligation to any Holder.

             (ii) In connection with any offering under this subsection 3 of this Section (g) involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares which the Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of Registerable Shares which the Holders of Registrable Shares have requested to be included, then the Holders of Registrable Shares who have requested registration and other Holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company (including shares of Common Stock issuable upon conversion of the Preferred Stock, on an as-converted basis). If any Holder would thus be entitled to include more shares than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata based upon their total ownership of Registrable Shares.

             (iii) All Holders of Registrable Shares proposing to distribute their securities in an offering under this subsection 3 of this Section (g) involving an underwriting shall (together with the Company and other shareholders of securities distributing their shares through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting.

         (4) If and whenever the Company is required by the provisions of this Section (g) to use its best efforts to effect the registration of any of the Registrable Shares under the Act, the Company shall:

             (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

             (ii) as soon as reasonably practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of (A) the period of time required by the Commission, or (B) 120 days from the effective date;

             (iii) as soon as reasonably practicable furnish to each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder;

             (iv) as soon as reasonably practicable use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holders shall reasonably request; provided, however, that the Company shall not be required in connection with this subsection 4(iv) of this Section (g) to (A) qualify as a foreign corporation, (B) execute a general consent to service of process in any jurisdiction, (C) subject itself to taxation in such jurisdiction, or (D) register in any state requiring, as a condition to registration, escrow or surrender of any Company securities held by and security holder other than a selling Holder; and

             (v) if an underwritten public offering, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in public issuances of securities, in each case addressed to the selling Holders.

     If the Company has delivered a preliminary or final prospectus to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of the Registrable Shares.

         (5) The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section (g), the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section (g), including without limitation, all registration and filing fees, exchange listing fees, printing expenses, the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel selected by the selling Holders, the fees and disbursements of the Company's accountants, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the selling Holders' own counsel.

         (6) (i) In the event of any registration of any of the Registrable Shares under the Act pursuant to this Section (g), the Company will indemnify and hold harmless the seller of such Registrable Shares, each of its directors, officers or partners and each other person, if any, who controls such seller within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Act, the Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and the Company will reimburse such seller and each such controlling person for any legal or any other expenses reasonably incurred by such seller or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller or controlling person specifically for use in the preparation thereof; and provided further, however, that any indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of any person who otherwise is entitled to indemnification hereunder on account of any loss, liability, claim, damage or expense if a copy of an amended or supplemental preliminary prospectus, or the final prospectus, shall have been delivered or sent to such person within the time required by the Act, and the untrue statement or omission of a material fact was corrected in such amended or supplemental preliminary prospectus or final prospectus and provided that such person did not deliver such amended or supplemental preliminary prospectus or final prospectus on a timely basis.

             (ii) In the event of any registration of any of the Registrable Shares under the Act pursuant to this Section (g), each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling persons may become subject under the Act, Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the gross proceeds to each Holder of Registrable Shares sold as contemplated herein.

             (iii) Each party entitled to indemnification under this subsection 6 of this Section (g) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subsection 6 of this Section
(g) unless the failure to provide such notice materially prejudices the defense by the Indemnifying Party against such claim. The Indemnified Party may participate in such defense at such party's expense (provided that the counsel of the Indemnifying Party shall control the defense of such claim or proceeding); provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would, in the opinion of counsel of the Indemnified Party, be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, it being understood, however, that in such event, the Indemnifying Party shall be liable for the reasonable fees and expenses of only one counsel for the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation shall as to an Indemnified Party, except with the consent of such Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         (7) In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the selling Holders agree to enter into an underwriting agreement containing customary representations and warranties with respect to the selling holder, including without limitation customary provisions with respect to indemnification by the selling Holders of the underwriters of such offering.

         (8) Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section (g). Any failure by such Holder to make available such information shall constitute a waiver by such Holder of its rights to include such Holder's Registrable Shares in the registration.

         (9) Each Holder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of a Registration Statement. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

         (10) The Company shall not, without the prior written consent of the Holders holding at least 51% of the Registrable Shares enter into any agreement (other than this Warrant or Warrants of similar tender or series issued concurrently with this Warrant) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to
(i) receive registration rights which could conflict with the rights granted to the Purchasers hereunder, or (ii) make a demand registration which could result in such registration statement being declared effective prior to the Company's initial public offering.

     (h) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of unless the Holder provides the Company with an opinion of counsel satisfactory to the Company in form satisfactory to the Company that this Warrant or the

Warrant Shares may be legally transferred without violating the Act and any other applicable securities law and then, if such opinion states that certificates representing the Warrants or Warrant Shares being transferred shall be required to bear a legend restricting further transfer, only against receipt of an agreement of the transferee to comply with the provisions of this Section
(h) with respect to any resale or other disposition of such securities.




                 INNOVATIVE SOLUTIONS AND SUPPORT, INCORPORATED




                      By:_________________________________





THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER.

PURSUANT TO SECTION 203(d) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 AND TO THE EXTENT, IF ANY, REQUIRED THEREBY, THE PURCHASER OF THIS SECURITY WHICH IS A RESIDENT OF THE COMMONWEALTH OF PENNSYLVANIA HEREBY AGREES NOT TO SELL THIS SECURITY WITHIN TWELVE MONTHS AFTER THE DATE OF PURCHASE.

                                  PURCHASE FORM
                                  -------------

                                               Dated:____________, 19

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____ shares of Common Stock and hereby makes payment of _______ in payment of the Exercise Price thereof.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------

Name __________________________________________________________________
            (Please typewrite or print in block letters.)

Address________________________________________________________________

_______________________________________________________________________

Signature______________________________________________________________





                                 ASSIGNMENT FORM
                                 ---------------

     FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto

Name __________________________________________________________________
                 (Please typewrite or print in block letters.)

Address _______________________________________________________________

_______________________________________________________________________



The right to purchase Common Stock represented by this Warrant to the extent of ___ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________, Attorney, to transfer the on the books of the Company with full power of substitution in _________________ the premises.



Date ____________ , 19

Signature ________________________

                                   Schedule A
                                   ----------

            WARRANT HOLDERS OF INNOVATIVE SOLUTIONS AND SUPPORT, INC.

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NAME                                                                              NO. OF SHARES
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
The P/A Fund                                                                         119,120
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Myron Cohen                                                                          48,000
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Trust for the Children of George F. Congdon, Jr. - Michael Dean, Trustee              2,134
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B.A. Cosgrove                                                                        20,000
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James M. Draper                                                                      20,000
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James M. Draper, Trustee F/B/O Stephanie H. Hedrick                                  20,000
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Trust for the Children of David C. Hammers - Michael Dean, Trustee                    2,134
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Geoffrey S.M. Hedrick                                                                136,000
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Robert E. Mittelstaedt, Jr. and Mary E. Mittelstaedt                                  8,560
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NEPA Venture Fund, L.P.                                                              120,000
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Allan O. Olin and Connie Olin, JTROS                                                 20,000
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Thomas C. Pontani                                                                    40,000
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Trust for Anne W. Rouse - Michael Dean, Trustee                                       1,067
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Trust for Mary P. Rouse - Michael Dean, Trustee                                       1,067
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CIP Capital, L.P.                                                                    80,000
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Lance J. Lieberman                                                                   32,000
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

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